[DESCRIPTION]  MATERIAL CONTRACT

EX-10.39j      Copy of Guaranty of Payment and Performance
               dated January 31, 1997, between Registrant and KeyBank National Association

          GUARANTY OF PAYMENT AND PERFORMANCE

     THIS GUARANTY dated January 31, 1997 (the "Guaranty") from WELLCARE MANAGEMENT GROUP, INC., with an office for the transaction of business at Park West Office Complex, Hurley Avenue Extension, Kingston, New York 12401 (the "Guarantor") to KEYBANK NATIONAL ASSOCIATION, a national banking association with an office for the transaction of business located at 66 South Pearl Street, Albany, New York 12207 (the "Lender").

                 W I T N E S S E T H :

     WHEREAS, WELLCARE OF NEW YORK, INC. and WELLCARE OF
CONNECTICUT, INC. (herein collectively called the "Borrower"), are about to borrow from the Lender an aggregate sum not to exceed Six Million and no/100ths ($6,000,000.00) Dollars, (the "Loan") pursuant to a series of notes (collectively, the "Note") aggregating Eight Million and no/100 ($8,000,000.00) Dollars; and

     WHEREAS, the Lender is unwilling to make the Loan to the Borrower unless it receives this Guaranty; and

     WHEREAS, the Guarantor is willing to enter into this Guaranty in order to induce the Lender to make the Loan and the Guarantor has approved the form and substance of any documents executed or delivered by Borrower in connection with the Loan (the "Loan Documents").

     NOW, THEREFORE, in order to induce the Lender to make the Loan to the Borrower and in consideration of the premises and of other good and valuable consideration, the Guarantor intends to guarantee absolutely and unconditionally (and jointly and severally if there be more than one Guarantor) to the Lender, the punctual payment of the Loan and the Notes and all extensions, modifications or renewals thereof and all interest and other sums due under the Note or any Loan Document and such further payment and performance as may be set forth in Article 2 hereof.

                       ARTICLE 1

    REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS

     The Guarantor hereby represents and warrants to Lender (if the Guarantor is more than one party, said representations and warranties are made only with respect to the particular party) that:

     Section 1.1    Capacity of the Guarantor.  Each Guarantor:

          (A) Has the corporate authority to enter into this Guaranty.

          (B) Has an office at the address set forth at the head of this Guaranty.

     Section 1.2 No Violation of Restrictions. Neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Guaranty will conflict with or result in a breach of any material terms, covenants, conditions or provisions of any agreement, judgment or order to which any party named as a Guarantor is a party or by which the Guarantor is bound, or will constitute a default under any of the foregoing, or result in the creation or imposition of any lien of any nature whatsoever.

     Section 1.3 Compliance with Law. Each party named as a Guarantor (A) is not in violation of any law, ordinance, governmental rule, regulation, order or judgment to which the Guarantor may be subject or which would materially affect the business of the Guarantor and (B) has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the conduct of their present business.

     Section 1.4 Financial Statements. The financial statements submitted by each party named as Guarantor, including balance sheets, statement of income, retained earnings and other related schedules, to Lender fairly represent the financial condition as of the date of each statement and there has been no adverse change in the financial condition of any Guarantor since the date of the respective statements submitted to Lender.

     Section 1.5 Solvency of Guarantor and Borrower. Each party named as a Guarantor is solvent and each Guarantor has made an appropriate financial investigation of the Borrower and has determined that the Borrower is solvent at the time of execution of this Guaranty.

     Section 1.6 Furtherance of Corporate Purposes. The Loan to the Borrower is in furtherance of the corporate purposes of each party listed as a Guarantor.

                       ARTICLE 2

                COVENANTS AND AGREEMENTS

     Section 2.1 Guaranty of Payment. The Guarantor (jointly and severally, if there be more than one Guarantor) irrevocably, absolutely and unconditionally guarantees to the Lender:

          (A) The punctual payment of the Loan, the Note, all principal and interest due thereunder and any other sums due under the Note or any Loan Document.

          (B) The full and prompt payment and performance of any and all obligations of Borrower to Lender under the Loan
Documents.

     Section 2.2 Obligations Unconditional. This Guaranty shall remain in full force and effect until the Loan, the Note and all sums due thereunder or under any Loan Document are paid in full, irrespective of any interruptions in the business relationships of the Borrower and the Guarantor with the Lender, and shall not be affected, modified or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Guarantor:

          (A) The invalidity, irregularity, illegality or unenforceability of, or any defect in, the Note or any Loan
Document or any collateral security for the Loan (the
"Collateral").

          (B) Any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Note or any other obligation of the Borrower or any other obligor or to any other terms of payment.

          (C) The waiver, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Borrower under the Note or any Loan Documents or of any party named as a Guarantor under this Guaranty.

          (D) The failure to give notice to the Guarantor of the occurrence of an event of default under the Note or any other
Loan Document.

          (E) The loss, release, sale, exchange, surrender or other change in any Collateral.

          (F) The extension of the time for payment of any principal of or interest on the Note or of the time for performance of any other obligations, covenants or agreements under or arising out of the Note or any Loan Document or the extension or the renewal of any thereof.

          (G) The modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Note or any Loan Document.

          (H) The taking of, or the omission to take, any of the actions referred to in the Note or any Loan Document.

          (I) Any failure, omission or delay on the part of the Lender to enforce, assert or exercise any right, power or remedy conferred on the Lender in the Note or any Loan Document.

          (J) The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor or the Borrower or any of their assets, or any allegation or contest of the validity of the Note or any Loan Document.

          (K) The default or failure of the Guarantor to fully perform any obligations set forth in this Guaranty.

          (L) Any event or action that would, in the absence of this paragraph, result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

          (M) Any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor.

     Section 2.3 Waiver by Guarantor. The Guarantor hereby waives:

          (A)  Notice of acceptance of this Guaranty.

          (B) Diligence, presentment and demand for payment of the Loan and/or the Note.

          (C) Protest and notice of protest, dishonor or default to the Guarantor or to any other party with respect to the Loan.

          (D) Any and all notices to which the Guarantor might otherwise be entitled.

          (E)  Any demand for payment under this Guaranty.

          (F) Any and all defenses to payment including, without limitation, any defenses and counterclaims of the Guarantor or the Borrower based upon fraud, negligence or the failure of any condition precedent or claims of offset or defenses involving the invalidity, irregularity or unenforceability of all or any part of the liabilities herein guaranteed or any defense otherwise available to the Guarantor or the Borrower.

          (G)  Any and all rights of subrogation,
reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Borrower or any other person directly or contingently liable for the Loan guaranteed hereunder, or against or with respect to the Borrower's property (including, without limitation, property collateralizing the Loan), arising from the existence or performance of this Guaranty and whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

     Section 2.4 Nature of Guaranty. This Guaranty is a guaranty of payment and not of collection and the Guarantor hereby waives the right to require that any action be brought first against the Borrower or any other Guarantor, or any security, or to require that resort be made to any security or to any balance of any deposit account on credit on the books of the Lender in favor of the Borrower or of any Guarantor.

     Section 2.5 Continuation of Guaranty. The Guarantor further agrees that the obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time payment or any part thereof of the Loan or the Note is rescinded or must otherwise be restored by the Lender upon the bankruptcy or reorganization of the Borrower, the Guarantor or otherwise.

     Section 2.6 Subordination of Debt. The Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender and agrees with Lender that Guarantor shall not demand or accept any payment from Borrower, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment.

     Section 2.7 Transfer of Interest. Guarantor agrees not to make or permit to be made, by a voluntary or involuntary means, any transfer of the interest of Guarantor in the Borrower, without first obtaining the prior written consent of Lender.

                       ARTICLE 3

                   EVENTS OF DEFAULT

     Section 3.1    Events of Default Defined.  An "Event of
Default" shall exist if any of the following occurs:

          (A) Any party named as a Guarantor fails to perform or observe any covenant contained herein.

          (B) Any warranty, representation or other statement by or on behalf of any party named as a Guarantor contained in this Guaranty is false or misleading in any material respect when made.

          (C) The occurrence of an event of default under any other Loan Document.

     Section 3.2 Remedies on Default. If an event of default exists, Lender may proceed to enforce the provisions hereof and to exercise any other rights, powers and remedies available to the Lender.

     Section 3.3    Waiver and Notice.

          (A) No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity or by statute.

          (B) No delay or omission to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

          (C) In order to entitle the Lender to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Guaranty.

          (D) No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing.

                       ARTICLE 4

                     MISCELLANEOUS

     Section 4.1 Construction. If this Guaranty is executed by two or more parties, they shall be jointly and severally liable hereunder and the phrase Guarantor whenever used herein shall be construed to refer to each of the parties in the same manner and with the same effect as if each party had signed a separate guaranty.

     Section 4.2 Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of New
York.

     Section 4.3 Submission to Jurisdiction. The Guarantor hereby irrevocably and unconditionally agrees that any suit, action or proceeding arising out of or relating to this Guaranty shall be brought in the state courts of the State of New York or federal district court for the Northern District of New York and waives any right to object to jurisdiction within either of the foregoing forums by Lender. Nothing contained herein shall prevent Lender from bringing any suit, action or proceeding or exercising any rights against any security and against any Guarantor personally, and against any property of any Guarantor, within any other jurisdiction and the initiation of such suit, action or proceeding or taking of such action in any such other jurisdiction shall in no event constitute a waiver of the agreements contained herein with respect to the laws of the State of New York governing the rights and obligations of the parties hereto or the agreement of the Guarantor to submit to personal jurisdiction within the State of New York.

     Section 4.4 Waiver of Jury Trial. The Guarantor and Lender agree that any suit, action or proceeding arising under or in connection with this Guaranty shall be before a court without a jury.

     Section 4.5 Successors and Assigns. This Guaranty shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     Section 4.6 Notices. Any notices required or permitted to be given hereunder shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Guaranty, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service.

     Section 4.7 Entire Agreement. This Guaranty and the Note and other Loan Documents constitute the entire understanding between Borrower, the Guarantor and the Lender and to the extent that any writings not signed by the Lender or oral statements or conversations at any time made or had are inconsistent with the provisions of this Guaranty, the Note or the other Loan Documents, the same shall be null and void.

     Section 4.8 Amendments. No amendment, change, modification, alteration or termination of this Guaranty shall be made except upon the written consent of the Lender.

     Section 4.9 Assignment. This Guaranty is assignable by Lender in whole or in part in conjunction with an assignment of the Note and any assignment hereof or any transfer or assignment of the Note or portions thereof shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

     Section 4.10 Partial Invalidity. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Guaranty shall not affect the validity or enforceability of the remaining portions of the Guaranty or any part thereof.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.

                         WELLCARE MANAGEMENT GROUP, INC.

                         By     /s/ Marystephanie Corsones
                         Name:   Marystephanie Corsones
                         Title:  Secretary/Treasurer

STATE OF NEW YORK        )
                    ) ss.:
COUNTY OF ULSTER         )

     On this 31st day of January, 1997, before me the subscriber personally appeared Marystephanie Corsones, who being by me duly sworn, did depose and say; that she resides in Kingston, New York, that she is Secretary/Treasurer of WellCare Management Group, Inc. the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.

                         /s/ Marianne Gilday
                         NOTARY PUBLIC

                         MARIANNE GILDAY
                         Notary Public, State of New York
                         Reg. #4917920
                         Qualified in Ulster County
                         Commission Expires January 19, 1998